UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________________
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
 ____________________________________________________________________________

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Exicure, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2024

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Exicure, Inc.
2430 N. Halsted Street
Chicago, Illinois 60614

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], [●], 2024
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To the stockholders of Exicure, Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Exicure, Inc., a Delaware corporation (the “Company”), will be held virtually and exclusively online via a live audio-only webcast on [●], [●], 2024, at [●] Central Time. The Special Meeting is being held for the following purpose:
1.To approve the issuance of 2,900,000 shares of Common Stock pursuant to a Common Stock Purchase Agreement with HiTron Systems Inc., which would result in a “change of control” of the Company under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). We refer to this proposal as the “Purchase Agreement Proposal” or “Proposal 1.”
2.To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. We refer to this proposal as the “Adjournment Proposal” or “Proposal 2.”
3.To conduct any other business properly brought before the Special Meeting or any adjournments or postponements thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
You will be able to attend the Special Meeting online, submit your questions during the Special Meeting and vote your shares electronically during the meeting by visiting [●]. Because the Special Meeting is being conducted electronically, you will not be able to attend the Special Meeting in person.
The record date for the Special Meeting is [●], 2024. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournments or postponements thereof. To participate in and vote at the Special Meeting, stockholders will need the unique 16-digit control number (printed in the box marked by the arrow) in their proxy card. A list of stockholders as of the record date will be accessible electronically during the Special Meeting at [●] when you enter your 16-digit control number.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2024:
This Notice and the Proxy Statement are available at [●].

Your vote is very important. Whether or not you attend the Special Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or by completing and returning the proxy card mailed to you. Voting instructions are provided in the accompanying Proxy Statement. If you participate virtually in the Special Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Special Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.

By Order of the Board of Directors,

_/s/ Paul Kang_________________
Paul Kang
Chief Executive Officer and President

Chicago, Illinois
[●], 2024

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2024

EXICURE, INC.
2430 N. Halsted Street
Chicago, Illinois 60614
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2024
GENERAL INFORMATION
This proxy statement, the annexes hereto and related materials (collectively, this “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Exicure, Inc. (“Exicure,” the “Company,” “we,” “our” or “us”), for use at our special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) to be held virtually on [●] at [●] Central Time.
On November 13, 2024, the Company entered into a common stock purchase agreement (the “Purchase Agreement”) with HiTron Systems Inc. (“HiTron”), pursuant to which the Company agreed, subject to the satisfaction of certain conditions, to issue and sell to HiTron 2,900,000 newly issued shares (the “Shares”) of our common stock, par value $0.0001 (the “Common Stock”), for $8,700,000 (or $3.00 per share). Among other conditions, the closing of the Purchase Agreement is subject to approval of our stockholders.
At the Special Meeting, you will be asked to consider and vote on a proposal to approve the issuance of the Shares pursuant to the Purchase Agreement, which would result in a “change of control” of the Company under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). If the Purchase Agreement is approved by our stockholders, following the Closing, HiTron will become our majority shareholder, owning approximately [61%] of our Common Stock.
We urge you to read carefully this entire Proxy Statement because it contains important information that you should consider in determining how to vote your shares at the Special Meeting.

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PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2024
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The following questions and answers address questions you may have regarding the Special Meeting. Please refer to the more detailed information contained elsewhere in this Proxy Statement and the annexes to this Proxy Statement, which you should read carefully in their entirety, as well as any amendments thereto or other related documents filed with the Securities and Exchange Commission (the “SEC”).
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES
Why am I receiving these proxy materials?
We are providing you with these proxy materials because the Board of Directors (the “Board of Directors” or “Board”) of Exicure, Inc. (“Exicure,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”), including at any adjournments or postponements thereof. The Special Meeting will be held on [●], 2024, at [●] Central Time virtually and exclusively online via live audio-only webcast at [●]. These proxy materials are first being distributed or otherwise sent to stockholders on or about [●] 2024.
Why are you holding a virtual Special Meeting?
The Special Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our Board or management. Just as we did during our in-person meetings in the past, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Special Meeting, as time permits.
How do I attend the Special Meeting?
The Special Meeting is being held in a virtual-only format this year; you cannot attend the Special Meeting physically. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Special Meeting will be held on [●], 2024, at [●], Central Time in a virtual meeting format only, live via the Internet at [●]. We encourage you to access the meeting prior to the start time. Online check-in will begin at [●] Central Time, and you should allow ample time for the check-in procedures. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
In order to enter the Special Meeting virtually, you will need the unique 16-digit control number, which is included on your proxy card if you are a stockholder of record of the shares, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”

What if I have technical difficulties during the check-in time or during the Special Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the live audio webcast for the Special Meeting. Please be sure to check in by [●] Central Time on [●], 2024, the day of the Special Meeting, so we may address any technical difficulties before the live audio webcast for the Special Meeting begins.
The platform we are using for the live audio webcast for the Special Meeting will require a software installation or the ability to run a temporary application in order for you to join the live audio webcast for the Special Meeting.
What if I cannot virtually attend the Special Meeting?
You may vote your shares electronically before the meeting by Internet, by proxy or by telephone as described below. You do not need to access the Special Meeting audio-only webcast to vote if you submitted your vote via proxy, by Internet or by telephone in advance of the Special Meeting.
What am I being asked to vote on?
There following matters is scheduled for a vote:
1.To approve the issuance of 2,900,000 Shares of Common Stock pursuant to the Purchase Agreement with HiTron, which would result in a “change of control” of the Company under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). We refer to this proposal as the “Purchase Agreement Proposal” or “Proposal 1.”
2.To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. We refer to this proposal as the “Adjournment Proposal” or “Proposal 2.”
3.To conduct any other business properly brought before the Special Meeting or any adjournments or postponements thereof.
What are the primary terms of the Purchase Agreement?
In the Purchase Agreement, HiTron agreed to purchase 2,900,000 newly issued Shares at a purchase price of $3.00 per share. Assuming the satisfaction of all other closing conditions, the Purchase Agreement would be expected to close promptly if the Company’s stockholders approve the Purchase Agreement Proposal at this Special Meeting. The Company expects to receive aggregate gross proceeds from the Purchase Agreement of approximately $8.7 million.
In connection with the Purchase Agreement, HiTron will have the right to designate the number of members to the Board equivalent to its (together with its affiliates and any “group” of which it or they are then a member) proportional equity ownership of shares of the Company’s common stock from time to time. Each designee of HiTron must be reasonably acceptable to the Board and HiTron’s rights to designate directors are subject to Nasdaq Listing Rule 5640. Upon the consummation of the Purchase Agreement, a majority of our Board members will be designees of HiTron.
Does the Company have a relationship with HiTron?
HiTron recently purchased 433,333 shares of Common Stock from us at a purchase price of $3.00 per share, for total proceeds to us of $1.3 million. This purchase was made pursuant to a separate Common Stock Purchase Agreement dated November 6, 2024 and executed November 12, 2024 and closed on November 21, 2024. As a result of this purchase, HiTron is the beneficial owner of approximately 16.6% of our outstanding share of Common Stock. Pursuant to the Common Stock Purchase Agreement related to this purchase, HiTron is entitled to designate two directors to our Board and its chief executive officer is entitled to be appointed as the Company’s chief restructuring officer.
Prior to this purchase and the entry into the Purchase Agreement, HiTron was not an investor in the Company and there were no prior transactions between the Company and HiTron.

If stockholders approve the Purchase Agreement Proposal, will I be required to sell my Common Stock?
The Purchase Agreement involves the purchase by HiTron of newly issued Shares of our Common Stock. You will not be required to sell any of your Common Stock.
If stockholders approve the Purchase Agreement Proposal, will we remain a public company?
Whether or not the Purchase Agreement Proposal is approved, we expect to continue to remain a public company. We will continue to be subject to the requirement to file our annual reports (including the audited financial statements contained therein) and other reports with the SEC.
A primary reason that the Company entered into the Purchase Agreement was to attempt to regain and maintain compliance with Nasdaq continued listing standards and to prevail in our pending appeal before the Nasdaq Hearings Panel of a delisting determination. There can be no assurance that we will be successful in the appeal or that we will not be delisted. However, subject to our ability to succeed in the appeal, we intend for our shares to remain listed for trading on Nasdaq.
What will happen if stockholders do not approve the Purchase Agreement Proposal?
If stockholders do not approve the Purchase Agreement Proposal, HiTron will not purchase the Shares pursuant to the Purchase Agreement and we will not receive the $8.7 million in proceeds. In this event, the Company would need to find other ways to raise capital in the very near term. The Company has not identified any other potential financing sources willing to make an investment similar to HiTron’s investment pursuant to the Purchase Agreement. Therefore, if the Purchase Agreement is not approved by stockholders, we believe there is a high likelihood we will be delisted from Nasdaq and that the Company may need to seek bankruptcy protection and/or cease operations in the near term.
What is the effect to us and our other stockholders of having HiTron as our largest stockholder?
Following the Closing of the Purchase Agreement, HiTron will be our largest stockholder, and it would own a majority of the outstanding shares of our Common Stock and we would be treated as a “controlled company” under the rules of Nasdaq. As a controlled company, we would not be required to have a majority independent Board and our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required to be composed solely of independent directors. Further, if HiTron owns a majority of our Common Stock, it will then have sufficient votes to elect all of our directors and to approve any other corporate action requiring the affirmative vote of holders of a majority of the outstanding shares of our Common Stock.
What is our voting recommendation?
Our Board of Directors recommends that you vote your shares:
•“FOR” Proposal 1: the Purchase Agreement Proposal
•“FOR” Proposal 2: approval of the Adjournment Proposal
Why does the Board recommend voting in favor of the Purchase Agreement Proposal?
The Company needs to raise substantial additional capital in the very near term to fund our operations and our pursuit of strategic alternatives. In addition, we in the process of appealing a delisting determination to the Nasdaq Hearings Panel and have sought multiple extensions. We have until December 17, 2024 to demonstrate compliance and will not be entitled to any further extensions. As a result, if we are unable to demonstrate in the very near term to the Panel’s satisfaction that we have regained compliance with Nasdaq’s continued listing requirements and that we have a plan to maintain compliance over the long term, we would be delisted. We believe that if the sale to HiTron pursuant to the Purchase Agreement is completed, we will have the funding necessary to continue our pursuit of strategic alternatives and could demonstrate to the Panel that we will be able to maintain compliance with listing requirements (although there is no assurance that we will be successful in this regard). Given our current lack of a significant, ongoing revenue source or committed financing other than the Purchase Agreement, the Board believes the completing the Purchase Agreement provides the best available opportunity for stockholders.

Will other matters be voted on at the Special Meeting?
Other than the Purchase Agreement Proposal and the Adjournment Proposal, the Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on [●], 2024 will be entitled to vote at the Special Meeting. On this record date, there were [●] shares of common stock outstanding that will be entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on [●], 2024, your shares are registered directly in your name with our transfer agent, Equiniti, LLC (FKA American Stock Transfer & Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote electronically over the Internet during the Special Meeting or vote by proxy. Even if you plan to attend the virtual Special Meeting, we urge you to submit your proxy in advance on the Internet, by phone or by proxy by mail, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on [●], 2024, your shares are held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the proxy materials and a voting instruction form are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. We believe that the Purchase Agreement Proposal would generally be considered a non-routine proposal on which brokerage firms, banks or other agents would be unable to exercise discretionary voting without your voting instructions. Therefore, if you wish to have your vote recorded, it is important that you provide your voting instructions.
You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically over the Internet at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
How do I vote?
You may vote “FOR”, “AGAINST” or “ABSTAIN” on the Purchase Agreement Proposal.
You may vote “FOR”, “AGAINST” or “ABSTAIN” on the Adjournment Proposal
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of [●], 2024, you may vote by Internet during the Special Meeting. You may also vote by proxy over the Internet or by phone by following the instructions provided below and on your proxy card or you may vote your proxy card by mail. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting virtually and vote electronically at the Special Meeting if you have already voted by proxy. You may vote as follows:
•To vote through the Internet during the Special Meeting, please visit [●] and have available the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

•To vote by proxy through the Internet before the Special Meeting, please visit www.proxyvote.com and follow the instructions provided on the proxy card. You will be asked to provide the control number from your proxy card and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on [●], 2024 to be counted.
•To vote by proxy over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on [●], 2024 to be counted.
•To vote by proxy by mail, complete, sign and date the proxy card enclosed with these proxy materials (or request a paper copy of these proxy materials if you did not receive one) and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received these proxy materials and a voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote electronically at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
You have one vote for each share of common stock you owned as of the close of business on [●], 2024.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by telephone, through the Internet, by completing and returning a proxy card by mail or voting electronically at the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” the Purchase Agreement Proposal and “FOR” the approval of the Adjournment Proposal. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to return a voting instruction form from the organization that holds your shares by following the instructions included on that form regarding how to instruct the organization to vote your shares.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
The Company believes that the Purchase Agreement Proposal would generally be considered a “non-routine” matter under applicable rules. Accordingly, we believe your broker, bank, or other holder of record would not have discretion to vote your shares on these proposals if you do not provide voting instructions.

Therefore, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer or at all, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve the proposals?
Both the Purchase Agreement Proposal and the Adjournment Proposal will be considered approved if “FOR” votes exceed “AGAINST” votes validly cast on such proposal at the Special Meeting. Abstentions and broker non-votes (if any) will have no effect on the outcome of these proposals.
Can I revoke my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).
•You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Exicure, Inc., 2430 N. Halsted Street, Chicago, Illinois 60614.
•You may attend the Special Meeting virtually and vote electronically. Simply attending the Special Meeting will not, by itself, revoke your proxy.
Even if you plan to attend the Special Meeting virtually, we recommend that you also submit your proxy by mail, by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Special Meeting.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
What is the quorum requirement?
A quorum of stockholders is necessary to take any action at the meeting, other than to adjourn the meeting. The presence, in person, by remote communication or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. On [●], 2024, there were [●] shares of common stock outstanding and entitled to vote. Thus, the holders of [●] shares must be present in person or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or other agent) or if you virtually attend the Special Meeting and vote by Internet during the Special Meeting by visiting [●]. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairperson of the Special Meeting or the holders of a majority of shares present at the meeting in person, by remote communication or represented by proxy may adjourn the meeting to another date.
Who will serve as inspector of elections?
A representative of Broadridge Financial Solutions, Inc. will serve as the inspector of elections.
Who is paying for this proxy solicitation?

We will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies primarily through the distribution of these proxy materials. In addition, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please vote by proxy according to each set of proxy materials to ensure that all of your shares are voted.
Can I elect to receive electronic delivery of the Company’s proxy materials?
In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s annual meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days following the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PURCHASE AGREEMENT PROPOSAL
The Purchase Agreement and Related Transactions
HiTron recently purchased 433,333 shares of Common Stock from us at a purchase price of $3.00 per share, for total proceeds to us of $1.3 million. This purchase was made pursuant to a separate Common Stock Purchase Agreement dated November 6, 2024 and executed November 12, 2024 and closed on November 21, 2024. As a result of this purchase, HiTron is the beneficial owner of approximately 16.6% of our outstanding share of Common Stock. Pursuant to the Common Stock Purchase Agreement related to this purchase, HiTron is entitled to designate two directors to our Board and its chief executive officer is entitled to be appointed as the Company’s chief restructuring officer. This purchase did not require stockholder approval.
In additional to that first purchase, the Company continued to negotiate with HiTron for a more significant investment. On November 13, 2024, the Company entered into the Purchase Agreement with HiTron, pursuant to which the Company agreed to issue and sell to HiTron an aggregate of 2,900,000 additional newly issued Shares. At the Closing, subject to satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the issuance of Shares in the Purchase Agreement Proposal at this Special Meeting, HiTron will purchase the additional Shares for an aggregate purchase price of approximately $8.7 million.
We are asking our stockholders to consider and vote on a proposal to approve the issuance of Shares in the Purchase Agreement, which would result in a “change of control” of the Company under the applicable rules of Nasdaq. If the Purchase Agreement is approved by our stockholders, following the Closing, HiTron will become our majority shareholder, owning approximately [61]% of our Common Stock.
The Purchase Agreement contains customary representations and warranties applicable to the Company until the Closing. In addition to receipt of stockholder approval, the closing of the Purchase Agreement is subject to customary conditions related to the accuracy of representations and warrants, performance of obligations, lack of legal impediments, and a lack of objections from Nasdaq. The Purchase Agreement provides that the proceeds will be used for general corporate purposes and business development. The Purchase Agreement also includes covenants of the Company related to this Special Meeting and the Company’s efforts to obtain stockholder approval, and also provides that HiTron will not be entitled to vote its shares on this Purchase Agreement Proposal in accordance with Nasdaq rules. Additional covenants provide a lock-up period of 90 days from closing and relate to continuation of director and officer indemnification provisions and obtaining a D&O insurance tail policy.
In addition, HiTron will have the right to designate a number of members to the Board equivalent to its (together with its affiliates and any “group” of which it or they are then a member) proportional equity ownership of shares of the Company’s Common Stock from time to time. Each designee of HiTron must be reasonably acceptable to the Board and HiTron’s rights to designate directors are subject to Nasdaq Listing Rule 5640. Upon the consummation of the Purchase Agreement, a majority of our Board members will be designees of HiTron.
On November 13, 2024, concurrently with the execution of the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with HiTron, pursuant to which, among other things, the Company agreed to prepare and file with the SEC a registration statement with respect to resales of the shares of Common Stock purchased by HiTron under the Purchase Agreement within 60 days of the Closing.
The foregoing descriptions of the terms of the Purchase Agreement and the Registration Rights Agreement are only a summary and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which are attached to this Proxy Statement as Annex A and Annex B, respectively.
Reasons for Board Approval and Recommendation of the Purchase Agreement
The approval of the Purchase Agreement Proposal is critical in order to fully execute the Company’s financing transaction with HiTron and to allow the Company to continue as a going concern. The Company also expects that completion of the Purchase Agreement would allow the Company to satisfy the minimum of $2,500,000 in stockholders’ equity under Nasdaq Listing Rule 5550(b)(1) and hopefully to regain compliance for continued listing on The Nasdaq Capital Market.

The Company needs to raise substantial additional capital in the very near term to fund our operations and our pursuit of strategic alternatives. In addition, we in the process of appealing the delisting determination to the Nasdaq Hearings Panel and have sought multiple extensions. We have until December 17, 2024 to demonstrate compliance and will not be entitled to any further extensions. As a result, if we are unable to demonstrate in the very near term to the Panel’s satisfaction that we have regained compliance with Nasdaq’s continued listing requirements for minimum stockholders’ equity and that we have a plan to maintain compliance with all requirements over the long term, we would be delisted. We believe that if sale to HiTron pursuant to the Purchase Agreement is completed, we will have the funding necessary to continue our pursuit of strategic alternatives and could demonstrate to the Panel that we will be able to maintain compliance with listing requirements (although there is no assurance that we will be successful in this regard). Given our current lack of a significant, ongoing revenue source or committed financing other than the Purchase Agreement, the Board believes that completing the Purchase Agreement provides the best available opportunity for the Company and stockholders.
If the Purchase Agreement is not approved by stockholders, the Company will need to find other ways to raise capital in the very near term. The Company sold substantially all of its historical biotechnology assets in September 2024. Although the Company may be entitled to royalties and license payments in the future, whether we receive any royalties or license fees, and the amounts and timing thereof, are uncertain and out of our control. Therefore, these cannot be relied on for near term liquidity. The Company has not identified any other potential financing sources willing to make an investment similar to HiTron’s investment pursuant to the Purchase Agreement. Therefore, if the Purchase Agreement is not approved by stockholders, we believe there is a high likelihood we will be delisted from Nasdaq and that the Company may need to seek bankruptcy protection and/or cease operations in the near term.
Board Recommendation
After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the Purchase Agreement.
About HiTron
The following is based on information provided to us by HiTron.
HiTron is a South Korea-based publicly listed company (KOSPI) specializing in advanced security and IT solutions. Established in 1986, the company has built a strong reputation in the development, manufacturing, and deployment of cutting-edge technologies, including surveillance systems, artificial intelligence (AI)-powered security cameras, network video recorders, and cyber-secure solutions.
HiTron is acquiring the shares of Common Stock pursuant to Purchase Agreement to obtain control of the Company, while providing capital to the Company for purposes of allowing it to continue as a going concern and remain listed on Nasdaq. HiTron intends to cause the Company to explore opportunities for collaboration with Korean biotechnology firms. In connection with HiTron’s initial $1.3 million investment in the Company that has already been completed, HiTron identified the U.S. subsidiary of a Korean biotechnology firm as a potential small acquisition target (although the Company has no agreement with this target and any discussions have been preliminary). With the larger investment of $8.7 million pursuant the Purchase Agreement, HiTron intends to cause the Company to engage in a broader exploration of opportunities. Without limitation, this may include investments or strategic transactions in various industries and technologies. While these industries and technologies may include biopharmaceutical, specialty pharmaceutical, medical device, diagnostics and enabling life sciences in order to build on the Company’s historical experience, HiTron also expects to consider and potentially cause the Company pursue transactions in other industries and technologies that are not related to the Company’s historical operations. HiTron expects to consider investments or transactions outside the U.S., including in Asia where it and its affiliates have relationships and business connections. These investments or transactions may be in the form of asset acquisitions, licensing arrangements, mergers, reverse-mergers or similar business combinations with one or more businesses.

Required Vote
To be approved and adopted, this proposal requires that the votes cast for the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PURCHASE AGREEMENT PROPOSAL.

APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY,
TO SOLICIT ADDITIONAL PROXIES
General
If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the special meeting at that time in order to enable the Board to solicit additional proxies.
In this proposal (the “Adjournment Proposal”), we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the special meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Purchase Agreement Proposal, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.
If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Required Vote
To be approved and adopted, this proposal requires that the votes cast for the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of [●], 2024 by: (i) each of our directors; (ii) each of our named executive officers named in the 2023 Summary Compensation Table from our 2023 and 2024 combined Proxy Statement; (iii) all of our current executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them. Percentage ownership calculations are based on [●] shares outstanding as of [●], 2024. Percentage ownership after the Purchase Agreement closing gives effect to the issuance of the 2,900,000 Shares to HiTron, assuming stockholder approval of the Purchase Agreement and satisfaction of other closing conditions.
This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise noted below, the address for each executive officer and director listed in the table is c/o Exicure, Inc., 2430 N. Halsted Street, Chicago, Illinois 60614.

Beneficial Ownership
	(before Purchase Agreement closing)		(after Purchase Agreement closing)
Beneficial Owner Greater than 5% Stockholders	Number of Shares Beneficially Owned (#)	Percentage of Common Stock Beneficially Owned (%)	Number of Shares Beneficially Owned (#)	Percentage of Common Stock Beneficially Owned (%)
DGP Co., Ltd. (1)	849,223	39.1%	849,223	[15.4]%
CBI USA, Inc. (1)	163,660	7.5%	163,660	[3.0]%
HiTron (2)	433,333	16.6%	3,333,333	[60.4]%

Directors and Named Executive Officers
Paul Kang	—	*	—	*
Jiyoung Hwang (3)	—	*	—	*
Hyuk Joon (Raymond) Ko	—	*	—	*
Dongho Lee	—	*	—	*
Minhee Eom	—	*	—	*

All directors and executive officers as a group ([_] persons) (3)	—	*	—	*

*	Indicates beneficial ownership of less than one percent of the outstanding shares of common stock.
(1)	Based on most recent Schedule 13D amendment filed September 16, 2024. The address of CBI USA is c/o Baker & Hostetler LLP, One North Wacker Drive, Suite 3700, Chicago, IL 60606-2841. The address of DGP is 23, Geurintekeu-ro, Yeonggwang-eup, Yeonggwang-gun, Jeollanam-do, Republic of Korea (57024). Subsequent to the most recent Schedule 13D amendment, we have been informed that DGP agreed to sell 612,000 of its shares to two different third parties, with such sales expected to close by February 2025 subject to satisfaction of certain conditions.
(2)	The address of Hitron is 99-13 Masan-gil, Miyang-Myeon, Anseong-si, Geyonggi-do, Korea, 17601.
(3)	Ms. Hwang, as a director of CBI USA and an executive of the parent company of CBI USA, may be deemed to beneficially own the shares of common stock held by CBI USA. Ms. Hwang disclaims beneficial ownership of these shares.

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of materials, please notify your broker or the Company. Direct your written request to our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614. Stockholders who currently receive multiple sets of the materials at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, certain stockholder proposals may be eligible for inclusion in our 2025 proxy statement. Any such proposal must be submitted in writing by February 10, 2025, (120 calendar days before date of this Proxy Statement) to our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614. If we change the date of our 2025 Annual Meeting of Stockholders by more than thirty days from the date of the previous year’s annual meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that if you wish to submit a proposal that is not to be included in the proxy statement for our 2025 Annual Meeting of Stockholders or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614, no earlier than February 28, 2025 (120 days prior to the first anniversary of our 2024 Annual Meeting) and no later than the close of business on March 30, 2025 (90 days prior to the first anniversary of our 2024 Annual Meeting of Stockholders), which notice must contain the information specified in our bylaws. If we change the date of our 2025 Annual Meeting of Stockholders by more than 30 days before, or more than 60 days after, the one-year anniversary of the 2024 Annual Meeting of Stockholders, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day prior to our 2025 Annual Meeting of Stockholders or, if later, the 10th day following the day on which certain public disclosure as described in our bylaws of the meeting date is made. The public announcement of an adjournment or postponement of the 2025 Annual Meeting of Stockholders does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 29, 2025 (or, if the date of the annual meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made). Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws as described above.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Paul Kang
Paul Kang
Chief Executive Officer and President
                                    [●], 2024
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on June 6, 2024, is available without charge upon request to: Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614, or by phone, at (847) 673-1700.

ANNEX A
COMMON STOCK PURCHASE AGREEMENT
This Common Stock Purchase Agreement (the “Agreement”), dated as of November [13], 2024, by and among Exicure, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Schedule 1 hereto (each, including its successors and assigns, a “Purchaser” and together, the “Purchasers”). Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 1.6.
RECITALS
A.    The Company and the Purchasers are parties to that certain Common Stock Purchase Agreement, dated November 6, 2024 (the “First Tranche SPA”), pursuant to which the Company has agreed to issue, and the Purchasers have agreed to purchase, 43,333 shares (the “First Tranche Shares”) of common stock, $0.0001 par value, of the Company (the “Common Stock”) at a price equal to $3.00 per share.
B.    On the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company at Closing (as hereinafter defined), that additional number of shares of Common Stock set forth opposite such Purchaser’s name on Schedule 1 hereto at the price specified in Section 1.1, subject to Stockholder Approval (as hereinafter defined).
C.    The shares of Common Stock issued to the Purchasers pursuant to this Agreement shall be referred to in this Agreement as the “Shares”.
D.    The Board of Directors of the Company (the “Board”) has unanimously determined that this Agreement and the transactions contemplated hereby are advisable, fair and in the best interests of the Company and its stockholders.
AGREEMENT
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
ARTICLE I
PURCHASE AND SALE
1.1    Sale and Issuance of Common Stock.
(a)    Subject to the terms and conditions of this Agreement, each Purchaser agrees to, severally and not jointly, purchase from the Company, and the Company agrees to sell and issue to such Purchaser, that number of Shares as set forth opposite each Purchaser’s name

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on Schedule 1 attached hereto, at a price equal to $3.00 per share (the “Price Per Share” and the total purchase price for the Shares to be paid by each Purchaser, the “Share Purchase Price”)
1.2    Closing. Subject to terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the Shares. The closing of such transaction (the “Closing”) shall occur as soon as practicable following the satisfaction or waiver of the conditions set forth in Article V (such date, the “Closing Date”). The parties understand and agree that, assuming the Korean Regulatory Approval is obtained and the other conditions to Closing are satisfied or waived, the Closing shall take place at such place as the Company and the Purchasers may mutually agree upon, orally or in writing.
1.3    Payment. On the Closing Date, (a) each Purchaser shall pay to the Company its Share Purchase Price in United States dollars and in immediately available funds, by wire transfer to the Company’s account as set forth in instructions previously delivered to each Purchaser, and (b) the Company shall irrevocably instruct Equiniti Trust Company, LLC (the “Transfer Agent”) to deliver to such Purchaser the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Registration Questionnaire included as Exhibit A.
1.4    Closing Deliverables.
(a)    Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:
(i)    a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, registered in the name of such Purchaser as set forth on the Stock Registration Questionnaire included as Exhibit A; and
(ii)    the Registration Rights Agreement, duly executed by the Company;
(b)    Purchasers. On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:
(i)    a fully completed and duly executed Stock Registration Questionnaire in the form attached hereto as Exhibit A;
(ii)    the Registration Rights Agreement, duly executed by each Purchaser;
(iii)    a fully completed and duly executed Accredited Investor Qualification Questionnaire in the form attached hereto as Exhibit B;

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(iv)    a fully completed and duly executed Bad Actor Questionnaire in the form attached hereto as Exhibit C; and
(v)    the Share Purchase Price by wire transfer to the account specified by the Company.
(c)    Further Assurances. On or prior to the Closing Date, the parties hereto shall execute and deliver or cause to be executed and delivered such additional documents that take such additional actions as the parties may reasonably deem to be practical and necessary in order to consummate the transactions contemplated hereby.
1.5    Use of Proceeds. The Company shall use the Share Purchase Price for general corporate purposes and business development.
1.6    Defined Terms Used in This Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Common Stock” means the Company’s common stock, par value $0.0001 per share.
“Korean Regulatory Approval” means such approval from relevant Korean governmental agencies as may be required by the applicable rules and regulations under Korean law in order for each Purchaser to wire money to the Company in accordance with the terms hereof.
“Nasdaq” means The Nasdaq Stock Market LLC.
“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the Closing Date, by and between the Company and the Purchasers, in the form of Exhibit D attached to this Agreement.
“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by this Agreement and the Transaction Documents, including the issuance of all of the Shares.

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“Trading Day” means a Nasdaq trading day.
“Transaction Documents” means this Agreement, the Registration Rights Agreement and the annexes and exhibits attached hereto and thereto.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Subject to and except as set forth in (i) the SEC Documents (as defined below) and (ii) a disclosure letter separately to be provided to the Purchasers, the Company hereby represents and warrants to each Purchaser as of the date hereof as follows. For purposes of these representations and warranties (other than those in Sections 2.2, 2.3, 2.5 and 2.6), the term the “Company” shall include any subsidiaries of the Company, unless otherwise noted herein.
2.1    Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and as described in the reports filed by the Company with the United States Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of the Company’s 2023 fiscal year through the date hereof, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024. The Company is qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to be so qualified would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, properties, assets, liabilities, operations, financial condition or results of operations of the Company, or the ability of the Company to perform its obligations under the Transaction Documents (a “Material Adverse Effect”).
2.2    Authorization; Enforcement. Subject to Stockholder Approval, the Company has the requisite corporate power and authority to enter into and perform the Transaction Documents and to issue and sell the Shares to be issued by the Company in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action (subject to the receipt of Stockholder Approval), and no further consent or authorization of the Company, its board of directors or stockholders is required, other than Stockholder Approval. When executed and delivered by the Company, this Agreement shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application. The Board, at a meeting duly called and held, adopted resolutions approving the transactions contemplated hereby, including the issuances of the Shares to be issued by the Company pursuant to this Agreement.

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2.3    Valid Issuance of Securities. The issuance of the Shares has been duly authorized by all necessary corporate action, other than Stockholder Approval, and, when paid for and issued in accordance with the terms hereof, the Shares will be validly issued, fully paid and nonassessable and free and clear of all liens, claims, charges, security interests or agreements, pledges, assignments, covenants, restrictions or other encumbrances created by, or imposed by, the Company and rights of refusal of any kind imposed by the Company (other than as provided in the Transaction Documents or restrictions on transfer under applicable securities laws) and the holder of the Shares shall be entitled to all rights accorded to a holder of Common Stock.
2.4    No Conflicts; Governmental Approvals. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) violate any provision of the Company’s certificate of incorporation or bylaws as currently in effect, (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for Stockholder Approval). Other than obtaining Stockholder Approval, the Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares to be issued by the Company in accordance with the terms hereof, other than filings that have been made, or will be made, or consents that have been obtained, or will be obtained, pursuant to the rules and regulations of Nasdaq, including Stockholder Approval, a Nasdaq Listing of Additional Shares Notification form, applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file or obtain within the applicable time periods and the filings required to be made pursuant to this Agreement.
2.5    Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Company’s most recent annual report on Form 10-K or subsequent quarterly reports on Form 10-Q (other than the grant of additional awards under the Company’s equity incentive plans or changes in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible or exchangeable into, shares of Common Stock, in each case outstanding as of the date set forth in the Company’s most recent annual report on Form 10-K or quarterly report on Form 10-Q). Except as disclosed in the Company’s most recent annual report on Form 10-K or subsequent quarterly reports on Form 10-Q, the Company does not have any outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or

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sell, any shares of capital stock or other securities (other than the grant of additional awards under the Company’s equity incentive plans).
2.6    SEC Documents; Financial Statements. The Company represents and warrants that as of the date hereof, the Common Stock is registered pursuant to Section 12(b) of the Exchange Act. Since January 1, 2023, the Company has filed all reports, schedules, forms, statements and other documents, including any amendments thereto, required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (the “SEC Documents”). At the times of their respective filing (or to the extent amended, at the time of the amendment), all such reports, schedules, forms, statements and other documents of the Company, including any amendments thereto, conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. Except as disclosed in the SEC Documents, at the times of their respective filings (or to the extent amended, at the time of the amendment), such reports, schedules, forms, statements and other documents of the Company, including any amendments thereto, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates (or to the extent amended, at the time of the amendment), the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
2.7    No Liabilities. Except for as disclosed to the Purchaser, the Company has no liabilities or obligations (accrued, absolute, contingent or otherwise), other than liabilities or obligations (i) reflected on the most recent balance sheet of the Company included in the SEC Documents, (ii) incurred in the ordinary course of business since the date of the most recent balance sheet of the Company included in the SEC Documents, (iii) incurred in connection with this Agreement, (iv) incurred pursuant to contracts binding on the Company (other than those resulting from a breach thereof), or (v) that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.
2.8    Accountants. The Company represents and warrants that Marcum LLP, whose report on the financial statements of the Company is filed with the Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, was, at the time such report was issued, an independent registered public accounting firm as required by the Securities Act. Except as described in the SEC Documents and as preapproved in accordance

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with the requirements set forth in Section 10A of the Exchange Act, to the Company’s knowledge, Marcum LLP has not engaged in any non-audit services prohibited by subsection (g) of Section 10A of the Exchange Act on behalf of the Company.
2.9    Internal Controls. The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
2.10    Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) that are designed to comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. The Company has conducted evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors with respect to the Company that could significantly affect the Company’s internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Company is in compliance in all material respects with all provisions currently in effect and applicable to the Company of the Sarbanes-Oxley Act of 2002, and all rules and regulations promulgated thereunder or implementing the provisions thereof.
2.11    Taxes. The Company has (i) paid all material federal, state, local and foreign taxes required to be paid through the date hereof, except (x) any such taxes being contested in good faith and for which adequate reserves have been established in accordance with applicable accounting requirements or (y) if a failure to pay such taxes would not reasonably be expected to have a Material Adverse Effect, and (ii) filed all material tax returns required to be filed through the date hereof, in each case except for (x) those returns for which a request for extension has been filed or (y) any failure to file that would not reasonably be expected to have a Material Adverse Effect; and there is no tax deficiency that has been asserted against the Company, except where such deficiencies, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
2.12    Insurance. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are, in the reasonable

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judgment of the Company, ordinary and customary for comparable companies in the same or similar businesses and (ii) neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.
2.13    Data Privacy. Since January 1, 2023, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its subsidiaries have operated their business in a manner compliant with (a) all applicable privacy, data security and data protection laws and regulations, (b) all legally binding contractual obligations, and (c) all written, externally distributed Company policies, for each (i)(a) through (c), governing the collection, handling, usage, disclosure and storage of personally identifiable data in the Company’s possession or control, as that term (or similar terms) are defined under applicable privacy, data security and data protection laws (“Personal Data”), (ii) the Company has implemented and maintains policies and procedures designed to ensure the integrity, security and confidentiality of Personal Data collected, handled, used, disclosed and/or stored by the Company in connection with the Company’s operation of its business, (iii) the Company requires third parties which process Personal Data on its behalf to maintain measures designed to protect the privacy and security of such Personal Data, as applicable, and (iv) since January 1, 2023, the Company has not experienced any actual security incident that has resulted in unauthorized access, acquisition, alteration or modification, loss, theft or other unauthorized processing of any Personal Data.
2.14    No Material Adverse Change. Except as disclosed in the SEC Documents or to the Purchaser, since December 31, 2023, there has not been:
(a)    any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, except for changes in the ordinary course of business which have not had and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
(b)    any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;
(c)    any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;
(d)    any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;
(e)    any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;

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(f)    except as described in the SEC Documents, any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or termination of or material amendment to any contract of the Company that the Company is required to file with the Commission pursuant to Item 601(b)(10) of Regulation S-K;
(g)    any material labor difficulties or labor union organizing activities with respect to employees of the Company;
(h)    except as described in the SEC Documents, any material transaction entered into by the Company other than in the ordinary course of business;    ·
(i)    the loss of the services of any executive officer (as defined in Rule 405 under the Securities Act) of the Company; or
(j)    any other event or condition that has had or would reasonably be expected to have a Material Adverse Effect.
2.15    No Undisclosed Events or Circumstances. Except as disclosed in the SEC Documents, since December 31, 2023, except for the consummation of the transactions contemplated herein, to the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
2.16    Litigation. Except as disclosed in the SEC Documents or otherwise disclosed to each Purchaser, no action, suit, proceeding or investigation is currently pending or, to the knowledge of the Company, has been threatened in writing against the Company that: (i) concerns or questions the validity of this Agreement; (ii) concerns or questions the right or authority of the Company to enter into the Transaction Documents and to perform its obligations thereunder; or (iii) is reasonably likely to have a Material Adverse Effect. The Company is neither a party to nor subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality.
2.17    Compliance. The Company (i) is not in violation of any provision of the Company’s certificate of incorporation or bylaws as currently in effect, (ii) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (iii) is not in violation of any order of any court, arbitrator or governmental body, or (iv) is not or has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case (other than with respect to clause (i) above) for such defaults or violations as would not have a Material Adverse Effect.

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2.18    Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Article III hereof, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers hereunder. The Shares (i) were not offered by any form of general solicitation or general advertising (as such terms are defined in Regulation D under the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. No disqualifying event described in Rule 506(d)(l)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) under the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1) under the Securities Act.
2.19    No Integrated Offering. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of Nasdaq such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS
Each Purchaser, for itself and for no other Purchaser, hereby represents, warrants and covenants to the Company as follows:
3.1    Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of such Purchaser or its board of directors, stockholders or other governing body is required. When executed and delivered by such Purchaser, this Agreement shall constitute a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.
3.2    No Conflict. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby do not and will not (i) violate any provision of such Purchaser’s chatter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of

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termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which such Purchaser is a party or by which such Purchaser’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to such Purchaser or by which any property or asset of such Purchaser are bound or affected.
3.3    Purchaser Sophistication; Accredited Investor. Such Purchaser (a) is knowledge-able, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (b) in connection with its decision to purchase the Shares, relied only upon the SEC Documents, other publicly available information, and the representations and warranties of the Company contained herein; (c) is an “accredited investor” pursuant to Rule 501 of Regulation D under the Securities Act; (d) is acquiring the Shares for its own account for investment only and with no present intention of distributing any of the Shares or any arrangement or understanding with any other persons regarding the distribution of the Shares; (e) has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares; (f) will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of) any of the Shares except in compliance with the Securities Act and applicable state securities laws; (g) understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares; (h) understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of such Purchaser’s investment (provided that such acknowledgment in no way diminishes the representations, warranties and covenants made by the Company hereunder); and (i) understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.
3.4    Private Placement. Such Purchaser acknowledges and agrees that the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. Such Purchaser acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged or otherwise disposed of by such Purchaser absent an effective registration statement under the Securities Act or an applicable exemption from the registration requirements of the Securities Act, including Rule 144 promulgated thereunder.
3.5    Ownership of Capital Stock. Except as previously disclosed to the Company in writing or by email and excluding the Shares or the First Tranche Shares, such Purchaser and its Affiliates beneficially own no shares of capital stock of the Company as of the date hereof.

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3.6    Stock Legends. Such Purchaser acknowledges that certificates or book-entry credits evidencing the Shares shall bear a restrictive legend in substantially the following form (and including related stock transfer instructions and record notations):
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.
3.7    No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.
3.8    No General Solicitation; Pre-Existing Relationship. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement (as defined in Regulation D under the Securities Act). Such Purchaser also represents that such Purchaser was contacted regarding the sale of the Shares by the Company (or a representative of the Company) and the Shares were offered to such Purchaser solely by direct contact between such Purchaser and the Company (or an authorized representative of the Company). Such Purchaser did not become aware of this offering of Shares, nor were the Shares offered to such Purchaser, by any other means.
3.9    Purchase Entirely for Own Account. The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part thereof in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time.
3.10    Experience of the Purchasers. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial

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matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.
3.11    Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. The Purchaser acknowledges receipt of copies of the SEC Documents (or access thereto via EDGAR).
3.12    Foreign Investor. If such Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the purchase of the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.
3.13    No Rule 506 Disqualifying Activities. Neither such Purchaser nor any person or entity with whom such Purchaser will share beneficial ownership of the Shares is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i)-(viii) under the Securities Act.
3.14    Disclaimer of Other Representations and Warranties. Except as expressly set forth in Article II (as qualified by the SEC Documents) or in any other Transaction Document, such Purchaser acknowledges that neither the Company nor any other Person has made or is making any representation or warranty of any kind, express or implied, at law or in equity, including with respect to it or any of its subsidiaries or any of their respective businesses, assets, liabilities, condition (financial or otherwise), prospects or operations, or otherwise, and any such other representations and warranties are hereby expressly disclaimed by the Company. Without limiting the foregoing, such Purchaser has received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plans and cost-related plan information, regarding the Company, its subsidiaries and their respective businesses and operations, and such Purchaser is making its own evaluation of the adequacy and accuracy of all such estimates, projections, forecasts and other forward-looking information, as well as such business plans and cost-related plan information, and such Purchaser has not relied upon and will not have any claim against the Company or any of its subsidiaries, or any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, or any other Person, with respect thereto.

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ARTICLE IV
COVENANTS OF THE PARTIES
4.1    Reasonable Best Efforts to Close. The parties shall use reasonable best efforts to cause the conditions to Closing set forth in Article V to be satisfied and close as soon as practicable.
4.2    Lock-Up.
(a)    Agreement to Lock-Up. Each Purchaser hereby agrees that it will not, without the prior written consent of the Company during the period commencing on the Closing Date and ending on the date that is ninety (90) days after the Closing Date (the “Lock-Up Period”) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided that this Section 4.2 shall not apply to any transfer of Shares by such Purchaser to its Affiliates; provided that, as a condition of such transfer, such Affiliate agrees in writing to be bound by the provisions of this Section 4.2 to the same extent as such Purchaser. Notwithstanding the foregoing, each Purchaser or their respective Permitted Transferees may transfer shares of Common Stock during the Lock-Up Period (x) to (1) such Purchaser’s officers or directors, (2) any immediate family members of such Purchaser’s officers or directors, or (3) any direct or indirect partners, members or equity holders of Purchaser or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates, (y) to the Company; or (z) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Closing Date; provided, however, that in the case of clauses (x)(1) to (x)(3), it shall be a condition to the transfer that the Permitted Transferee execute an agreement stating that the Permitted Transferee is receiving and holding such capital stock subject to this Section 4.2 and there shall be no further transfer of such capital stock except in accordance with this Section 4.2, and provided further that any such transfer shall not involve a disposition for value. The term “Permitted Transferees” means, prior to the expiration of the Lock-Up Period, any person or entity to whom such Purchaser is permitted to transfer such shares of Common Stock prior to the expiration of the Lock-Up Period pursuant to this Section 4.2.
(b)    Stop Transfer Instructions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Common Stock of such Purchaser (and transferees and assignees thereof) until the end of such restricted period.
4.3    Board Rights. Subject to Nasdaq Listing Rules 5640 (the “Voting Rights Rule”), for so long as the Purchasers (and their Affiliates) beneficially own the Shares, the Purchasers shall be entitled to designate for recommendation by the Nominating and Corporate Governance

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Committee of the Board (the “Nominating Committee”) and, upon such recommendation, nomination by the Board, the number of directors substantially equivalent to the Purchasers’ proportional equity ownership of shares of Common Stock of the Company from time to time as set forth below (any individual designated by the Purchasers, the “Purchaser Designee”). For the avoidance of doubt, for so long as the Purchasers (and their Affiliates) as a stockholder group beneficially own a majority of voting stock of the Company, the Purchasers shall be entitled to designate a majority of directors of the Board as long as such nomination of said directors would not violate the Voting Rights Rule after consultation with Nasdaq. In order to effectuate the intent of this Section 4.3, upon closing and thereafter, the Board, at all times and to the extent feasible to do so, shall be composed of an odd number of directors. Notwithstanding the foregoing, each Purchaser Designee must be reasonably acceptable to the Nominating Committee and the Board, including completion of a satisfactory background check and each Purchaser Designee shall have provided the Nominating Committee such information as the Nominating Committee customarily requests pursuant to its charter then in effect or pursuant to the Company’s bylaws, to determine that such board designee is not otherwise disqualified by applicable Nasdaq or Commission rules or regulations from service on the Board. The Company agrees to take all necessary corporate and other actions, including increasing the size of the Board, if necessary, and filling the resulting vacancy by vote of the Board, to permit the Purchaser Designees to constitute the percentage of the Board substantially equivalent to the Purchasers’ proportional equity ownership of shares of Common Stock, pursuant to the Company’s certificate of incorporation and bylaws. In the event that Nasdaq informs the Company that it is not in compliance with the Voting Rights Rule as a result of the Purchasers’ rights under this Section 4.3, the Purchasers shall cooperate with the Company to promptly remedy such non-compliance, including replacing or relinquishing their rights to Purchaser Designees hereunder.
4.4    Stockholder Approval.
(a)    The Company shall take all action necessary under applicable law to call, give notice of, convene and hold a meeting of the stockholders of the Company for the purpose of obtaining Stockholder Approval. (the “Special Meeting”). As soon as practicable after the date hereof, the Company shall submit to the SEC a preliminary proxy statement with regard to the Special Meeting for the purpose of obtaining Stockholder Approval, with the recommendation of the Board that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval.
(b)    Nothing contained in this Agreement shall prohibit the Company or the Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act or (iii) otherwise making any disclosure to the Company’s stockholders; provided, however, that in the case of the foregoing clause (iii) the Board determines in good faith, after consultation with its outside legal counsel,

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that failure to make such disclosure would be inconsistent with its fiduciary duties under applicable law.
(c)    The Purchasers shall furnish any and all information as may be reasonably requested in connection with the preparation, filing and distribution of the proxy statements with regard to the Special Meeting in a timely manner and any such information so furnished shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall promptly notify the Purchasers upon the receipt of any comments from the Commission or its staff or any request from the Commission or its staff for amendments or supplements to the proxy statements. Each of the Company and the Purchasers shall use reasonable best efforts to respond as promptly as practicable to any comments of the Commission with respect to the proxy statements.
(d)    Notwithstanding anything to the contrary in this Agreement, the First Tranche SPA or the governing documents of the Company, the First Tranche Shares issued under the First Tranche SPA shall be excluded from the determination of the total voting power of the stockholders of the Company for purposes of obtaining Stockholder Approval.
4.5    Further Transfers. Without in any way limiting the provisions of Section 4.2, each Purchaser covenants that the Shares will only be sold, offered for sale, pledged, loaned, or otherwise disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require such Purchaser to provide to the Company an opinion of counsel selected by such Purchaser, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.
4.6    Indemnification.
(a)    The Company agrees to indemnify and hold harmless the Purchasers, and their respective directors, officers, stockholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (collectively, the “Purchaser Indemnitees”), from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of the Company’s breach of any representation, warranty or covenant contained herein; provided, however, that the Company will not be liable in any such case to the extent and only to the extent that any such loss, liability, claim, damage, cost, fee or expense

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arises out of or is based upon the inaccuracy of any representations made by such indemnified party in this Agreement, or the failure of such indemnified party to comply with the covenants and agreements contained herein.
(b)    Promptly after receipt by an indemnified party under this Section 4.6 of notice of the commencement of any indemnifiable action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 4.6 except to the extent the indemnified party is actually prejudiced by such omission. In case any such indemnifiable action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such indemnifiable action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such indemnifiable action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such indemnifiable action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4.6 for any reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel in such circumstance), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the indemnifiable action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened indemnifiable action in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such indemnifiable action) unless such settlement, compromise or consent requires only the payment of money damages, does not subject the indemnified party to any continuing obligation or require any admission of criminal or civil responsibility, and includes an unconditional release of each indemnified party from all liability arising out of such indemnifiable action, or (ii) be liable for any settlement of any such indemnifiable action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a

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final judgment of the plaintiff in any such indemnifiable action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
(c)    Each Purchaser acknowledges on behalf of itself and each Purchaser Indemnitee that, other than for actions seeking specific performance of the obligations under this Agreement or in the case of fraud, the sole and exclusive remedy of such Purchaser and such Purchaser Indemnitee with respect to any and all claims relating to this Agreement shall be pursuant to the indemnification provisions set forth in this Section 4.6.
4.7    Director and Officer Liability. Following the Closing, the Purchasers shall agree that the Company, and the Company hereby agrees to, do the following:
(a)    For six years after the Closing, the Company shall indemnify and hold harmless the present directors, officers, employees, of the Company and its subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Person”) from and against any losses, damages, liabilities, costs, expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) in respect of the Indemnified Persons’ having served in such capacity prior to the Closing, in each case to the fullest extent provided under the Company’s certificate of incorporation and bylaws in effect on the date hereof or any indemnification agreements in effect on the date hereof. If any Indemnified Person is made party to any claim, action, suit, proceeding or investigation arising out of or relating to matters that would be indemnifiable pursuant to the immediately preceding sentence, the Company shall advance fees, costs and expenses (including attorneys’ fees and disbursements) as incurred by such Indemnified Person in connection with and prior to the final disposition of such claim, action, suit, proceeding or investigation; provided, that, such Indemnified Person to whom expenses are advanced undertakes to repay such advances if it is ultimately determined by final non-appealable order that such Indemnified Person is not entitled to indemnification.
(b)    For six years after the Closing, the Company shall maintain in effect provisions in the Company’s certificate of incorporation and bylaws (or in such documents of any successor to the business of the Company) regarding elimination of liability of directors, indemnification of officers, directors, employees, fiduciaries and agents and advancement of fees, costs and expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of this Agreement.
(c)    Prior to the Closing, the Company shall obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies (collectively, “D&O Insurance”), which D&O Insurance shall (i) be for a claims reporting or discovery period of at least six years from and after the Closing with respect to any claim related to any period of time at or prior to the Closing, (ii) be from an insurance carrier with a substantially comparable credit rating as the Company’s current insurance carrier with respect to D&O Insurance and (iii) have terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement,

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misleading statement, act, omission, neglect, breach of duty or any matter claimed against an Indemnified Person by reason of his or her having served in such capacity that existed or occurred at or prior to the Closing (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company for any reason fails to obtain such “tail” insurance policies as of the Closing, the Company shall continue to maintain in effect, for a period of at least six years from and after the Closing, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with a substantially comparable credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof. Notwithstanding the foregoing, in no event shall the Company be required to expend for the D&O Insurance or for any other policies pursuant to this Section 4.7 an annual premium amount in excess of 350% of the premium amount per annum for the Company’s existing policies; and provided, further, that if the aggregate premiums of such insurance coverage exceed such amount, the Company shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Closing, for a cost not exceeding such amount.
(d)    If the Company (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company, as the case may be, shall assume the obligations set forth in this Section 4.7.
(e)    The rights of each Indemnified Person under this Section 4.7 shall be in addition to any rights such person may have under the certificate of incorporation or bylaws of the Company or any of its subsidiaries, under Delaware law or any other applicable law or under any agreement of any Indemnified Person with the Company or any of its subsidiaries. These rights shall survive consummation of the transactions contemplated hereby and are intended to benefit, and shall be enforceable by, each Indemnified Person.

ARTICLE V
CONDITIONS TO CLOSING
5.1    Conditions Precedent to the Obligations of Purchasers. The obligation of the Purchasers to acquire the Shares at the Closing is subject to the satisfaction or waiver by the Purchasers, at or before the Closing, of each of the following conditions:
(a)    Representations and Warranties. The representations and warranties of the Company contained in Article II shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Article II hereof not qualified as to materiality shall be true and correct in all material respects

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as of the date hereof and the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.
(b)    Performance. The Company shall have performed and complied, in all material respects, with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing, including, without limitation, the delivery by the Company of the items contemplated by Section 1.4(a).
(c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(d)    Korean Regulatory Approval. Each Purchaser shall have duly completed the overseas investment reporting obligations under the Korean Foreign Exchange Transactions Act and obtained all regulatory approvals in accordance with Korean laws.
(e)    No Nasdaq Objection. Nasdaq shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents (other than confirmation of receipt of Stockholder Approval).
(f)    Listing of Additional Shares. The Company shall have submitted a Listing of Additional Shares Notification with the Nasdaq covering all of the Shares.
(g)    Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement, and the Registration Rights Agreement shall be in full force and effect.
(h)    Stockholder Approval. The Stockholder Approval shall have been duly obtained.
5.2    Conditions Precedent to the Obligations of the Company. The obligation of the Company to issue the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:
(a)    Representations and Warranties. The representations and warranties of the Purchasers contained in Article III shall be true and correct in all respects as of the Closing (unless as of a specific date therein in which case they shall be accurate as of such date).
(b)    Performance. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing, including, without limitation, the delivery by such Purchaser of the items contemplated by Section 1.4(b).

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(c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction (other than Stockholder Approval) shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(d)    No Nasdaq Objection. Nasdaq shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents (other than confirmation of receipt of Stockholder Approval).
(e)    Registration Rights Agreement. Each Purchaser shall have executed and delivered the Registration Rights Agreement, and the Registration Rights Agreement shall be in full force and effect.
(f)    Stockholder Approval. The Stockholder Approval shall have been duly obtained.

ARTICLE VI
MISCELLANEOUS
6.1    Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the Closing and the delivery of the Shares.
6.2    Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.
6.3    Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules; provided, however, that any confidentiality agreements previously entered into between the Company and the Purchasers shall remain in full force and effect. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers, and the Purchasers will execute and deliver to the Company, such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
6.4    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile

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number or email address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same maimer, by any such Person:

If to the Company:	Exicure, Inc. 2430 N. Halsted St. Chicago, IL 60614 Attention: President Email: pkang@exicuretx.com
with copies (which copies shall not constitute notice to the Company) to:	Baker & Hostetler LLP 45 Rockefeller Plaza New York, NY 10111 Attention: Margaret Butler Email: mibutler@bakerlaw.com
If to the Purchasers:	To their respective addresses as set forth on Schedule 1 hereto.

6.5    Amendments; Waivers. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Purchasers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
6.6    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
6.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser; provided, however, that no such consent shall be required in connection with any assignment (i) occurring by operation of law in connection with any merger or consolidation to which the Company is a party, (ii) in connection with the acquisition of all or substantially all of the assets of the Company or (iii) any other similar business combination transaction involving the Company. A Purchaser may assign its rights under this Agreement only to a Person to whom

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such Purchaser assigns or transfers all Shares held by such Purchaser; provided that (x) following such transfer or assignment, the further disposition of the Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (y) as a condition of such transfer, such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement as a party hereto and (z) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.
6.8    Persons Entitled to Benefit of Agreement. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
6.9    Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
6.10    Counterparts; Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.11    Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

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6.12    Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.
[SIGNATURE PAGES TO FOLLOW]

4894-2324-1720.3

IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:
EXICURE, INC.
By:/s/ Paul Kang
Paul Kang
President & Chief Executive Officer

[Signature Page to Common Stock Purchase Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:
HITRON SYSTEMS INC.
By: /s/ Andy Yoo
Andy Yoo
Chief Executive Officer

[Signature Page to Common Stock Purchase Agreement]

4894-2324-1720.3

SCHEDULE 1
SCHEDULE OF PURCHASERS

Name of Purchaser and Address/Contact Information	Number of Shares Purchased	Share Purchase Price
HiTron Systems Inc. Address: 99-13 Masan-gil, Miyang-myeon, Anseong-si, Gyeonggi-do, Korea 17601 Phone: [_______________] Email: andy.yoo@balancers.co.kr Attention: Andy Yoo, CEO	2,900,000	$8,700,000

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Exhibit A
STOCK REGISTRATION QUESTIONNAIRE
Pursuant to Section 1.4 of the Agreement, please provide us with the following information:

The exact name that the Shares are to be registered in (this is the name that will appear on the common stock certificate(s) or Direct Registration System advice(s)):
The relationship between the Purchaser of the Shares and the Registered Purchaser listed in response to Item 1 above:
The mailing address, telephone and telecopy number of the Registered Purchaser listed in response to Item 1 above:

The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Purchaser listed in response to Item 1 above:
EQ Account Number of the Registered Purchaser listed in response to Item 1 above (indicate none if such Registered Purchaser does not yet have one):
Form of delivery of Shares:	Stock certificate(s): ☐
Electronic book-entry in the Direct Registration System: ☐

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Exhibit B
ACCREDITED INVESTOR QUALIFICATION QUESTIONNAIRE
[See Attached]

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Exhibit C
“BAD ACTOR” QUESTIONNAIRE FORMS
[See Attached]

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Exhibit D
REGISTRATION RIGHTS AGREEMENT
[See Attached]

4894-2324-1720.3

ANNEX B
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November [13], 2024, by and among Exicure, Inc., a Delaware corporation (the “Company”), and each purchasers identified on Schedule 1 hereto (each, including its successors and assigns, a “Purchaser” and together, the “Purchasers”), and shall become effective as of the Closing (as defined in the Purchase Agreement, defined below).
RECITALS
A.    In connection with the Common Stock Purchase Agreement, by and among the Company and the Purchasers, dated as of same date hereof (the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in the Purchase Agreement, to issue and sell to the Purchasers on the Closing Date shares of Common Stock (the “Shares”); and
B.    To induce the Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws.
AGREEMENT
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
ARTICLE I
DEFINITIONS
Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Board” means the Board of Directors of the Company.
“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

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“Closing Date” means the date of the closing of the acquisition and issuance of the Shares pursuant to the Purchase Agreement.
“Commission” means the Securities and Exchange Commission.
“Effectiveness Deadline” means the later of (i) the ninetieth (90th) day following the Filing Date if the Commission notifies the Company that it will “review” the Registration Statement and (ii) the tenth (10th) day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review.
“Effectiveness Period” shall have the meaning set forth in Article II.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Filing Date” means the sixtieth (60th) day following the Closing Date; provided, however, that if, as a result of a recent or probable acquisition occurring prior to such date, for which financial information required by Items 3-05 and 11-01 of Regulation S-X would be required in a Registration Statement, such date will be extended for an additional sixty (60) days.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
“Indemnified Party” shall have the meaning set forth in Section 6.3(a).
“Indemnifying Party” shall have the meaning set forth in Section 6.3(a).
“Losses” shall have the meaning set forth in Section 6.1.
“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to any such Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

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“Registrable Securities” means the Shares issued to the Purchasers; provided, however, that the applicable Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided further that such securities shall no longer be deemed Registrable Securities if (i) such securities have been sold pursuant to a Registration Statement or (ii) such securities have been sold in compliance with Rule 144.
“Registration Statement” means the registration statements and any additional registration statements contemplated by Article II, including (in each case) the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Securities Act” means the Securities Act of 1933, as amended.
“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be requested by the Company from time to time.
“Trading Day” means a day on which the Company’s common stock is traded on any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the OTCQB or OTCQX (or any successors to any of the foregoing).
“Transaction Documents” means this Agreement, the Purchase Agreement, and the annexes and exhibits attached hereto and thereto.
ARTICLE II
REGISTRATION
2.1    Registration Obligations; Filing Date Registration. The Company shall use reasonable best efforts to prepare and file with the Commission on or prior to the Filing Date a Registration Statement covering the resale of the Registrable Securities as would permit the sale and distribution of all the Registrable Securities from time to time pursuant to Rule 415 in the manner reasonably requested by the Holder. The Registration Statement shall be on an appropriate form in accordance with the Securities Act and the rules promulgated thereunder and, if not a Form S-3 initially, the Company shall undertake to register the Registrable Securities on Form S-3 as soon as practicable following the availability of such form. The

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Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex A. The Company shall use reasonable best efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof but in any event on or prior to the Effectiveness Deadline, and, subject to Section 4.1(m) hereof, to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities or (ii) the date that is two (2) years following the Closing Date (the “Effectiveness Period”).
2.2    Effect of Failure to File Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not filed with the Commission within 30 days after the Filing Date (a “Filing Failure”), then, in satisfaction of the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one half of one percent (0.5%) of the aggregate Share Purchase Price (as such term is defined in the Purchase Agreement) of such Holder’s Registrable Securities included in such Registration Statement on the day of a Filing Failure and on every thirtieth day (pro rated for shorter periods) thereafter until such Filing Failure is cured. The payments to which a Holder shall be entitled pursuant to this Section 2.2 are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Registration Delay Payments are incurred and (ii) the tenth (10th) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear simple interest at the rate of one percent (1.0%) of such unpaid Registration Delay Payment per annum (pro rated for shorter periods) until paid in full. Notwithstanding anything to the contrary herein or in the Purchase Agreement, in no event shall the aggregate amount of Registration Delay Payments exceed, in the aggregate, four percent (4%) of the aggregate Share Purchase Price of the Shares.
ARTICLE III
PIGGYBACK REGISTRATIONS
3.1    Right to Piggyback. Until the expiration of the Effectiveness Period, in the event the Registration Statement covering all Registrable Securities is not effective, whenever the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), whether for its own account or for the account of one or more holders of securities, and the form of registration statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give written notice to the Holders of its intention to effect such a registration and, subject to Sections 3.2 and 3.3, shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Securities with respect to which the Company has received a written request for inclusion therein from a Holder within ten (10)

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days after such Holder’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances. The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. Any Holder may elect to withdraw its request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw at least five (5) days prior to the effectiveness of such Registration Statement or prior to the pricing of the applicable offering. No registration effected under this Article III shall relieve the Company of its obligations to effect any registration of the sale of Registrable Securities under Article II.
3.2    Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration) that in their good faith opinion the number of securities proposed to be included in such offering exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of securities requested to be included therein by holders of securities, including the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among all participating holders on the basis of the number of securities requested to be included therein by all such holders or as such holders and the Company may otherwise agree.
3.3    Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of securities other than a Holder and the managing underwriters advise the Company that in their good faith opinion the number of securities proposed to be included in such registration exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), then the Company shall include in such registration (i) first, the number of securities requested to be included therein by the holder(s) requesting such registration (including any Initiating Holders), (ii) second, the number of securities requested to be included therein by other holders of securities including any other Holders (if any other Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among participating holders on the basis of the number of securities requested to be included therein by such holders or as such holders and the Company may otherwise agree and (iii) third, the number of securities that the Company proposes to sell.
3.4    Basis of Participation. The Holders may not sell Registrable Securities in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Registrable Securities on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (ii) completes and executes all questionnaires, powers of

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attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.
3.5    Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, subject to the terms and conditions of Article II hereof, the Company shall have the sole right to select the managing underwriter or underwriters to administer any such offering.
ARTICLE IV
REGISTRATION PROCEDURES
4.1    Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
(a)    Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on an appropriate form in accordance with the Securities Act and the rules and regulations promulgated thereunder in accordance with the method or methods of distribution thereof as described on Annex A hereto, and use reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein.
(b)    Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to Section 4.1(m)) as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities; cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
(c)    At the time the Commission declares the Registration Statement effective, each Holder shall be named as a selling stockholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities included in the Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. From and after the date the Registration Statement is declared effective, any Holder not named as a selling stockholder in the Registration Statement at the time of effectiveness may request that the Company amend or supplement the Registration Statement to include such Holder as a selling stockholder, and the Company shall, as promptly as practicable and in any event upon the later of (x) ten (10) Business Days after such date or (y) ten

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(10) Business Days after the expiration of any Suspension Period (as defined in Section 4.1(m)) that is either in effect or put into effect within ten (10) Business Days of such date:
(i)    if required by applicable law, prepare and file with the Commission a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the Holder is named as a selling stockholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of such Holder’s Registrable Securities included in the Shelf Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to the Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed;
(ii)    provide such Holder copies of any documents filed pursuant to Section 4.1(c)(i); and
(iii)    notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 4.1(c)(i);
(d)    Promptly notify the Holders of Registrable Securities (i)(A) when a Registration Statement, a Prospectus or any Prospectus supplement or pre- or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and if requested by such Holders, furnish to them a copy of such comments and the Company’s responses thereto and (C) with respect to the Registration Statement or any post-effective amendment filed by the Company, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information of the Company; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities of the Company for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or

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necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(e)    Use reasonable best efforts to avoid the issuance of, and, if issued, to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction.
(f)    If requested by the Holders of a majority of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such Holders reasonably request to be included therein with respect to themselves unless the inclusion of such information would reasonably be expected to expose the Company to liability under federal and state securities laws and regulations and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
(g)    Furnish to each Holder, without charge and upon request, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and, to the extent requested by such Person, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.
(h)    Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.
(i)    Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities of the Company to be sold pursuant to a Registration Statement.
(j)    Upon the occurrence of any event contemplated by Section 4.1(d)(v), subject to Section 4.1(m), as promptly as practicable prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(k)    Use reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed on The Nasdaq Stock Market LLC or any subsequent securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.
(l)    The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within fifteen (15) days after receiving such request.
(m)    The Company shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statement if it determines that in order for the Registration Statement to comply with the requirements of the Securities Act and not to contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Board reasonably believes would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (iii) an amendment thereto so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such Form S-3 (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive days, or more than ninety (90) total days, in each case during any twelve-month period; provided however that no such postponement or suspension by the Company shall be permitted for more than one sixty (60) day period, arising out of the same set of facts, circumstances or transactions. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Article IV is herein called a “Suspension Period.” The Company shall provide prompt written notice to participating Holders of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 4.1(m)), but shall not be obligated under this Agreement to disclose the reasons therefor. Holders shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Securities (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period under the applicable Registration Statement.
(n)    The Company shall use reasonable best efforts to register or qualify, or cooperate with the Holders of the Registrable Securities included in the Registration Statement in connection with the registration or qualification of, the resale of the Registrable Securities under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the

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offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.
(o)    The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the Company’s first fiscal quarter commencing after the effective date of the Registration Statement.
(p)    In the case of an underwritten offering in which the Holders participate, the Company will enter into an underwriting agreement, containing customary provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities (including, making appropriate personnel of the Company available at reasonable times and places to assist in customary road-shows that the managing underwriters determine are necessary or advisable to effect the offering).
(q)    In the case of an underwritten offering in which the Holders participate, and to the extent not prohibited by applicable law, the Company will (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates (but excluding any documents incorporated by reference in such Registration Statement, amendments or supplements that are available on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system)), (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews.
4.2    Holder Obligations.
(a)    At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with

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respect to the Registrable Securities of a particular Holder that (i) such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Holder execute such documents in connection with such registration as the Company may reasonably request.
(b)    Each Holder covenants and agrees by its acquisition of such Registrable Securities that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 4.1(h) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4.1(d) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.
(c)    Upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4.1(d)(ii), 4.1(d)(iii), 4.1(d)(iv), 4.1(d)(v) or 4.1(m), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 4.1(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.
(d)    Such Holder is bound by the “Lock Up” provisions of Section 4.1 of the Purchase Agreement and notwithstanding any provision of this Agreement, such Holder will not sell, transfer, pledge, lend, offer or otherwise dispose of any Registrable Securities except in compliance with Section 4.1 of the Purchase Agreement.
ARTICLE V
REGISTRATION EXPENSES
5.1    Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (excluding underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for the Purchasers except as specifically provided below), except as and to the extent specified in this Section 5.1, shall be borne by the Company whether or not a Registration Statement is filed by the Company or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq Stock Market LLC and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made by the Company with the Financial Industry Regulatory Authority and (C) in compliance with state securities or Blue Sky laws by the Company or with respect to Registrable Securities,

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(ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of the Purchasers or, except to the extent provided for above or in the Transaction Documents, any legal fees or other costs of the Purchasers.
ARTICLE VI
INDEMNIFICATION
6.1    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of the Company’s common stock), underwriters, investment advisors and employees, each Person who controls any such Holder or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement, such Prospectus or in any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); or (ii) in the case of an occurrence of an event of the type specified in Section 4.1(d)(ii)-4.1(d)(v), the use by a Holder of an outdated or defective Prospectus, but only if and to the extent that following such receipt the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to amounts

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paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company shall notify such Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6.3(a) hereof) and shall survive the transfer of the Registrable Securities by the Holder.
6.2    Indemnification by Holders. Each Holder and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in or omitted from any information regarding such Holder furnished in writing to the Company by such Holder expressly for use in therein, and that such information was reasonably relied upon by the Company for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); provided however, that in no event shall a Holder’s liability pursuant to this Section 6.2, exceed the proceeds from the offering received by such Holder, except in the case of willful misconduct or fraud by such Holder.
6.3    Conduct of Indemnification Proceedings.
(a)    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

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(b)    An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, the Indemnifying Party shall be responsible for reasonable fees and expenses of no more than one counsel (together with appropriate local counsel) for the Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.
(c)    All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
6.4    Contribution.
(a)    If a claim for indemnification under Section 6.1 or 6.2 is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge,

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access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
(b)    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(c)    The indemnity and contribution agreements contained in this Article VI are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
ARTICLE VII
RULE 144
7.1    Rule 144. As long as any Holder owns any Registrable Securities, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
ARTICLE VIII
MISCELLANEOUS
8.1    Effectiveness. The Company’s obligations hereunder shall be conditioned upon the occurrence of the Closing under the Purchase Agreement, and this Agreement shall not be effective until such Closing. If the Purchase Agreement shall be terminated prior to the Closing, then this Agreement shall be void and of no further force or effect (and no party hereto shall have any rights or obligations with respect to this Agreement).
8.2    Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each non-breaching Holder and Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide

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adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
8.3    Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or therein, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Holders of at least a majority of all outstanding Registrable Securities then held by all Holders. Any amendment or waiver effected in accordance with this Section 8.3 shall be binding upon each Holder (and their permitted assigns).
8.4    No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.
8.5    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person:

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If to the Company:	Exicure, Inc. 2430 N. Halsted St. Chicago, IL 60614 Attention: Chief Executive Officer Email: pkang@exicuretx.com
with copies (which copies shall not constitute notice to the Company) to:	Baker & Hostetler LLP 45 Rockefeller Plaza New York, NY 10111 Attention: Margaret Butler Email: mibutler@bakerlaw.com
If to the Purchasers:	To their respective addresses as set forth on Schedule 1 hereto.

8.6    Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.
8.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holders of at least a majority of all Registrable Securities then outstanding.
8.8    Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned to such transferee or assignee, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

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8.9    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
8.10    Termination. This Agreement shall terminate at the end of the Effectiveness Period, except that Article IV and V and this Article VII shall remain in effect in accordance with their terms.
8.11    Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
8.12    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
8.13    Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.
8.14    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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[SIGNATURE PAGES TO FOLLOW]

4871-3164-6968.1

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

COMPANY:
EXICURE, INC.
By: /s/ Paul Kang
Paul Kang
President & Chief Executive Officer
[Signature Page to Registration Rights Agreement]
4871-3164-6968.1

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASER:
HITRON SYSTEMS INC.
By: /s/ Andy Yoo
Andy Yoo
Chief Executive Officer
[Signature Page to Registration Rights Agreement]
4871-3164-6968.1

SCHEDULE 1
SCHEDULE OF PURCHASERS

Name of Purchaser and Address/Contact Information	Number of Shares Purchased	Share Purchase Price
HiTron Systems Inc. Address: 99-13 Masan-gil, Miyang-myeon, Anseong-si, Gyeonggi-do, Korea 17601 Phone: [______________] Email: andy.yoo@balancers.co.kr Attention: Andy Yoo, CEO	2,900,000	$8,700,000

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ANNEX A
PLAN OF DISTRIBUTION
The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock previously issued or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling stockholders may sell their shares of our common stock pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:
    ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
    block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
    purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
    an exchange distribution in accordance with the rules of the applicable exchange;
    privately negotiated transactions;
    short sales;
    through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
    broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
    a combination of any such methods of sale; and
    any other method permitted pursuant to applicable law.
The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as
4871-3164-6968.1

selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.
The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.
To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling
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stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as the shares offered by the selling stockholders have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, the shares offered by the selling stockholders have been disposed of pursuant to Rule 144 under the Securities Act or the shares offered by the selling stockholders may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.
4871-3164-6968.1

ANNEX B
SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE
EXICURE, INC.
Selling Stockholder Notice and Questionnaire
The undersigned beneficial owner of common stock, $0.0001 par value per share (the “Common Stock”), of Exicure, Inc. (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November [13], 2024 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Securities Act that will permit you to resell the Registrable Securities in the future. The information supplied by you will be used in preparing the Registration Statement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related Prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.
QUESTIONNAIRE
1.    Name.
(a)    Full Legal Name of Selling Stockholder
__________________________________________________________________
(b)    Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:
__________________________________________________________________
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(c)    Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):
__________________________________________________________________
2.    Address for Notices to Selling Stockholder:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:
3.    Beneficial Ownership of Registrable Securities:
(a)    Type and Number of Registrable Securities beneficially owned:
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
4.    Broker-Dealer Status:
(a)    Are you a broker-dealer?
Yes    No
Note:    If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(b)    Are you an affiliate of a broker-dealer?
Yes    No
Note:    If yes, provide a narrative explanation below:
__________________________________________________________________
4871-3164-6968.1

__________________________________________________________________
(c)    If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes    No
Note:    If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5.    Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
(a)    As of ___________, 202___, the Selling Stockholder owned outright (including shares registered in Selling Stockholder’s name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for its account), _________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.
(b)    In addition to the number of shares Selling Stockholder owned outright as indicated in Item 5(a) above, as of ________________, 202___, the Selling Stockholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.
If the answer to Item 5(b) is not “zero,” please complete the following tables:

Sole Voting Power:
Number of Shares	Nature of Relationship Resulting in Sole Voting Power

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Shared Voting Power:
Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment power:
Number of Shares	Nature of Relationship Resulting in Sole Investment Power

Shared Investment power:
Number of Shares	With Whom Shared	Nature of Relationship

(c)    As of _____________, 202___, the Selling Stockholder had the right to acquire the following shares of the Company’s common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If “none”, please so state.
__________________________________________________________________
__________________________________________________________________
6.    Relationships with the Company:
4871-3164-6968.1

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:
________________________________________________________________________
________________________________________________________________________
7.    Plan of Distribution:
The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.
State any exceptions here:
________________________________________________________________________
________________________________________________________________________
***********
The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Registration Rights Agreement.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Registration Rights Agreement and each related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related Prospectus.
By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.
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The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:
“A Company filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The Company was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”
By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.
I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:
Name:
Title:

4871-3164-6968.1

EXICURE, INC.
2430 N. HALSTED STREET
CHICAGO, IL 60614

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time, on December 19, 2024.Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/XCUR2024SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 19, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59746-S02592

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXICURE, INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Special Meeting will be held in virtual format only.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Our Special Meeting will be broadcast live on the Internet. To listen to the broadcast, log on to:
[●]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

EXICURE, INC.
Virtual Special Meeting of Stockholders [●], 2024 [●] AM CT
This proxy is solicited by the Board of Directors

The undersigned appoint(s) Paul Kang, Jiyoung Hwang and Joshua Miller, or either of them, as proxies, each with the power of substitution and revocation, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of EXICURE, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders of EXICURE, INC. to be held virtually via live audio-only webcast at [●] AM, Central Time, on [●], 2024 at [●], and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side